UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2020
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INTL FCStone Inc.
(Exact name of registrant as specified in its charter)
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Delaware	000-23554	59-2921318
(State of Incorporation)	(Commission File Number)	(IRS Employer ID No.)
155 East 44th Street, Suite 900, New York, NY 10017
(Address of principal executive offices, including Zip Code)
(212) 485-3500
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	INTL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors.
Daryl K. Henze retired from the Company's Board of Directors with effect from February 26, 2020.

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Annual Meeting of the Shareholders of INTL FCStone Inc. was held on February 26, 2020. The final voting results for each matter submitted to a vote of the Shareholders are as follows:

Item 1. With respect to the election of eight directors to hold office for a term expiring at the 2021 annual meeting or until their respective earlier death, resignation or removal, votes were validly cast as follows for the following persons as directors of the Company:

Nominees	Number of Votes For	Number of Votes Withheld	Broker Non-Votes
Scott J. Branch	16,072,002	233,552	1,651,052
Diane L. Cooper	16,071,570	233,984	1,651,052
John M. Fowler	13,000,571	3,304,983	1,651,052
Steven Kass	13,426,794	2,878,760	1,651,052
Bruce W. Krehbiel	16,038,706	266,848	1,651,052
Sean M. O'Connor	16,075,296	230,258	1,651,052
Eric Parthemore	12,751,805	3,553,749	1,651,052
John Radziwill	15,670,283	635,271	1,651,052

Item 2. KPMG LLP was ratified as the Company's independent registered public accounting firm for the 2020 fiscal year with the following vote:

FOR	17,248,088
AGAINST	702,487
ABSTAIN	6,031
BROKER NON-VOTES	—

Item 3. A Company proposal, required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, requesting that shareholders approve a non-binding resolution to approve the compensation awarded by the Company to the Company's Named Executive Officers ("say-on-pay") as described in the Compensation Discussion & Analysis, tabular disclosures, and other narrative executive compensation disclosures in the January 17, 2020 Proxy Statement as required by the rules of the Securities and Exchange Commission, passed with the following vote:

FOR	15,145,820
AGAINST	1,152,314
ABSTAIN	7,420
BROKER NON-VOTES	1,651,052

Item 7.01. Regulation FD Disclosure.
During the regular meeting of the Board of Directors held February 26, 2020, following the Annual Meeting of the Shareholders of INTL FCStone Inc., John Radziwill was elected as Chairman of the Board of Directors.

Signature
Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

INTL FCStone Inc.
(Registrant)
March 2, 2020	/s/ David A. Bolte
(Date)	David A. Bolte
Corporate Secretary